ADVISORSHARES TRUST

AdvisorShares Global Echo ETF

NYSE Arca Ticker: GIVE

Supplement dated January 18, 2017

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the AdvisorShares Global Echo ETF (the “Fund”) and should be read in conjunction with those documents.

Effective January 23, 2017, the Fund will change its fee structure. Currently, the Fund operates under a unified fee structure, whereby it pays its investment advisor, AdvisorShares Investments, LLC (the “Advisor”), an annual unified fee of 1.10% and pays certain additional expenses. Out of the unified fee, the Advisor pays all of the Fund’s operating expenses, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes, brokerage commissions and other expenses connected with execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of the independent members of the Board of Trustees (including any counsel fees), and extraordinary expenses.

With the change in fee structure, the Fund will pay (1) the Advisor an annual investment advisory fee of 0.80% and (2) all of its operating expenses. As part of the change, the Advisor will contractually agree, through a combination of fee waivers and expense reimbursements, to generally limit the Fund’s total annual operating expenses to 0.99%, excluding certain specified expenses. The new fee and expense table in the Fund’s Prospectuses will be as follows:

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES(a)	0.80%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES(a)	1.90%
ACQUIRED FUND FEES AND EXPENSES(b)	0.01%
TOTAL ANNUAL OPERATING EXPENSES	2.71%
FEE WAIVER/EXPENSE REIMBURSEMENT(c)	-1.71%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/EXPENSE REIMBURSEMENT	1.00%

(a) Restated to reflect current fees.

(b) Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.

(c) AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to a Rule 12b-1 plan, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.99% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one-year period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.